Press Release

SOURCE: Westsphere Asset Corporation, Inc.

Monday July 27, 2009

PRESS RELEASE

Source: Westsphere Asset Corporation, Inc. (“Westsphere”)

Calgary Alberta, Canada Westsphere Asset Corporation, Inc. today announces the results of a special meeting of the shareholders on the 25th day of July 2009.  This meeting took place in Calgary, Alberta at Suite 12, 3620 – 29th Street N.E. at 11:00 AM.

Results of the meeting are outlined as follows:

1.

The Shareholders ratified and approved the distribution of shares in Westsphere Systems (US) Inc. to the shareholders of Westsphere Asset Corporation Inc. (shareholders of record as of April 9th, 2009) as per the WSHE press release and 8K filing date March 9, 2009.

2.

The Shareholders accepted the resignation of Company President and CEO, Doug Mac Donald to take effect on or about August 1, 2009.

3.

The Shareholders approved the appointment of Murray W. Schultz to the position of President and CEO to take effect on or about August 1, 2009.

4.

The Shareholders approved the change of direction of the company’s business from its previous activities to financial and technology-related pursuits of consequence in the current economic environment.

5.

The Shareholders approved the purchase of the assets of Yaletown Capital Inc., a private company involved in the secured financing of tax credits and distribution contacts for film and television with terms and conditions to be set by the new Board of Directors which was approved at this meeting of the shareholders.

6.

The Shareholders approved a change of the company name from Westsphere Asset Corporation Inc. to Accensor Capital Corporation to take effect on or before September 1, 2009

7.

The Shareholders approved a reverse stock split of WSHE issued and outstanding common stock at a rate of four to one (4:1) with all fractional shares rounded up to the next whole number by exchanging one (1) new share for every four (4) old shares .

8.

The Shareholders approved the exchange of WSHE issued and outstanding preferred shares for common shares equal to fifteen (15%) percent of the total amount of shares issued related to the purchase of the assets of Yaletown Capital Inc. and the initial private placement of $280,000 USD.

9.

The Shareholders accepted the resignation of the current Board of Directors of the company to take place on or before September 1, 2009

10.

The Shareholders elected four (4) members to the Board of Directors including;

1.

Murray W. Schultz

2.

Randy Cheveldave

3.

Carlo Rossetti

4.

Nageb Ammache

Results of the shareholder vote are outlined as follows:

1,417,118 Preferred shares-voted unanimous in favour of the above proxies.

76,674 Common Shares- voted in favour of the above proxies.

74.36% of all the shares of Westsphere Asset Corporation Inc. were present in person or by proxy at the Special shareholder meeting held on July 25, 2009.

There were no proxy votes received for common shareholders who were absent from the meeting.

Further information related to matters dealt with at the shareholder meeting will be posted on the Corporations website. westsphereasset.com

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CAPITALIZATION: 75,000,000 COMMON SHARES WITH NO PAR VALUE

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SHARES ISSUED: Common   591,726

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    : Voting Preferred  1,417,118

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For further details, please refer to WSHE website

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WSHE Symbol OTCBB

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Transfer Agent: Holladay Stock Transfer Inc.

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2939 North 67th Place

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Scottsdale, Arizona 85251

DISCLAIMER

Forward-Looking Statements: This news release contains certain forward-looking statements. All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.

     #12 - 3620 - 29th Street NE

     Calgary, Alberta, Canada     T1Y 5Z8